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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Odessa Regional Hospital, LP (the "Company") on Form 10-K for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                 /s/ Timothy Adams
                              --------------------------------------------------
                              Timothy Adams
                              Vice President and Chief Executive Officer -
                              Odessa Regional Hospital, LP of
                              IASIS Healthcare Holdings, Inc.,
                              General Partner of Odessa Regional Hospital, LP December 24, 2003


                                 /s/ Stacey Gerig
                              --------------------------------------------------
                              Stacey Gerig
                              Vice President and Chief Financial Officer -
                              Odessa Regional Hospital, LP of
                              IASIS Healthcare Holdings, Inc.,
                              General Partner of Odessa Regional Hospital, LP December 24, 2003


A signed original of this written statement required by Section 906 has been provided to Odessa Regional Hospital, LP and will be retained by Odessa Regional Hospital, LP and furnished to the Securities and Exchange Commission or its staff upon request.